UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	06/30

Date of reporting period:	12/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Capital Value Fund

IMS Strategic Income Fund IMS Strategic Allocation Fund

Semi-Annual Report

December 31, 2008

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS Family Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders:

We are pleased to present the IMS Family of Funds Semi-Annual Report for the six months ended December 31, 2008. This report contains a recap of the economic and market conditions that served as the backdrop for the IMS Funds over the last six months, as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have any questions.

The good news

Bear markets don’t last forever. In fact, the average bear market lasts just 13 months. The current bear market is 16 months old - or is it? While we will not know for several more quarters, there is a distinct possibility that the recent bear market, which began in October of 2007, may have ended on November 20, 2008.

Since late November 2008 through the first trading day of January 2009, the stock market, as measured by the S & P 500 Index, rose over 20%. While this is certainly encouraging, there is no guarantee this rally will stick. We had a couple of earlier ‘bear market rallies’ in September and October of 2008 that lacked staying power.

Here are 7 reasons why this one may be the beginning of an extended bull market:

1. The current bear market is getting long in the tooth at 16 months versus an average length of 13 months.

2. The current bear market has been more severe than average, setting up the possibility for a recovery that is longer and stronger than normal.

3. Throughout history, stocks have bottomed during the middle of most recessions, ending the recession much higher. In other words, the middle of the recession is usually the time to buy.

4. Stocks are historically cheap now by almost all fundamental measures, including price-to-earnings, dividend yield and price-to-book ratios. These levels have signaled buying opportunities in the past.

5. Individual investors and investment advisors as a group have never been more pessimistic and sentiment is extremely negative. This is a contrary indicator and has signaled buying opportunities in the past.

6. Company insiders are buying up their own stock in record quantities. Insiders, or the ‘smart money,’ sell for many reasons, but only buy for one reason: they know more about the company’s future prospects than most and they think the stock is going up. This indicator has worked very consistently to predict past buying opportunities.

7. There is currently more cash on the sidelines than ever before. Almost every other time cash levels got close to this level, it marked a buying opportunity.

So what does all of this mean? We have a new political administration taking over in Washington; the election uncertainty has finally been removed. Stocks tend to do better with a Democrat in office (15% annually vs. 10% since 1926) and interest rates are historically low. The housing and real estate markets are soft. The huge amount of cash on the sidelines needs a place to go and will eventually fuel the stock market and the economy again, the only question is when. We believe the time to invest may be now.

What if we are right? The average bull market increases stock prices by 88%. More severe bear markets tend to be followed by stronger than average bull markets, so we will let you do the math regarding what may be possible this time around. We want to be very careful not to set unrealistic expectations or convey that any of this is a certainty. Our goal is simply to bring some historical facts and perspective to the table, to counter the negative, doom and gloom slant that the media uses to attract large audiences. We want our clients and shareholders to have balanced information, be well informed and able to make the best decisions possible. It is not always necessary or smart to act or re-act. Sometimes the best decision is to do nothing or ‘ride it out.’

Mid caps still rock

Regardless, your money continues to be in good hands. Our flagship value strategy, as represented by the IMS Capital Value Fund (IMSCX), held up reasonably well in its category for the year. Our Fund also beat the broad stock market, as measured by S&P 500, handily, by over 3%. We point this out only because 80% of all the money invested in U.S. stocks goes into large cap stocks and we have been consistently trying to educate people that the mid-sized companies we invest in actually provide higher returns with similar volatility over almost every historical time period, including the last 3, 5, 10 and 20-year periods ended 2007.

With that said, it was an ugly year for stocks, bonds and real estate, even worse for international investors. There was literally no where to hide – other than cash. But cash missed out on the 20% rally in stocks since November 20, 2008 and currently earns less than the rate of inflation. Many U.S. stock indexes were down 40% or more in 2008. In this environment, our flagship strategy held up better than the broad market and we believe we have been able to better position our portfolios to participate in the sectors that will hopefully outperform once a recovery finally takes hold.

Our thanks

We thank you for your patience through this difficult period, for your trust and for your loyalty. Please be reminded that we are invested right alongside you. This has been a difficult period for the entire financial services industry, with falling revenues from a smaller asset base, and we have not been immune. But we stand firm and committed to success in this business, and each of our partners and all of our employees have a significant portion of their liquid net worth managed in IMS products, right alongside you. All of our IMS 401(k) Profit Sharing Plan is managed in IMS products.

We hope you can sense the commitment we have made to be in ‘partnership’ with our clients and shareholders.

We will continue working hard to Build Wealth Wisely.

Sincerely,

Carl W. Marker
Founder & President
IMS Capital Management

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholders,

The IMS Capital Value Fund returned -28.88% for the 6 months ended December 31, 2008, besting the S&P MidCap 400, which returned -33.65%, and the Russell Mid Cap Value Index, which returned -32.67% over the same period.

Background

The freezing of the credit markets and the onset of recession drove fear and volatility to all-time highs over the past 6 months. Stocks generally stopped trading on fundamentals and succumbed to selling pressure from many sources. Margin calls from individual investors, hedge funds and some institutions created a tremendous amount of selling pressure. Fear of a new depression drove individual investors to pull money from mutual funds, which forced selling to cover redemptions. Uncertainty about the outcome of the government’s rescue actions also created anxiety among investors.

Against this backdrop, the best performing sectors in the Fund during the period were materials, industrials, consumer discretionary and healthcare.

Standouts

Standout performers during the period included Gentiva Health Services, which rose 53% on rising earnings estimates and raised guidance for the year (guidance refers to the company’s own projections as to how it thinks it will perform). Several companies in the financial sector also performed well, including Pacific Capital Bancorp, up 22%, and Huntington Bancshares, up 33%. Both banks benefited when investors were forced to cover their short sales after the SEC placed a temporary ban on short sales. Finally, First American Financial benefited from the bankruptcy of a competitor in November, paving the way to increased market share.

Sore thumbs

Even though the Fund held up better than its benchmark, it could not avoid disappointments from some stocks, primarily in the energy sector, an area the Fund has historically tended to underweight. As the global economy started to contract, so too did the oil/energy markets, taking the stocks associated with them down as well. When the reporting period started, oil was trading at over $140 a barrel. By the end of the reporting period, oil was trading at less than half that. As a result, our weighting in Forest Oil shed 66%, Massey Energy was down 85%, and Helmerich & Payne, an oil and gas driller, was down 68%. Finally, in the technology sector, Amkor Technologies suffered from two consecutive periods of poor earnings along with a number of reduced target price forecasts from analysts. The stock lost 70% in the period, with October being particularly bad for this stock.

Trading activity

In trading activity during the period, the Fund increased its weighting in financial and industrial stocks. All other sectors were trimmed in order to increase these weights. The increase in financials was effected in order to take advantage of what we believed were oversold stocks in sympathy with the big financial companies. Two regional banks and two insurers were added during the period. Since these purchases in late October, the financial stocks as a group are up 11% in the Fund, compared to financials on the S&P MidCap 400 Index, which are up about 2% as a group.

As for the industrial sector, we swapped a small position in late October in a chronically underperforming trucking company, YRC Worldwide, with a larger weight in another trucker, Heartland Express. We felt Heartland was better positioned to withstand the recession while taking advantage of substantially lower fuel costs. In mid-December, we also added Granite Construction, builder of roads, tunnels, bridges, airports and other infrastructure, in order to take advantage of the potential increase in construction spending by the Obama administration. Since these purchases, Heartland was up about 10% while Granite Construction was down a little over 2%.

Below, for your interest, are highlights of the Fund’s top security weightings and the sectors they represented as of December 31, 2008. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

Name	% of Portfolio	Sector
Aon Corp.	3.54%	Financial
Safeway Inc.	3.44%	Consumer Staple
Teco Energy	3.24%	Utility
King Pharmaceuticals	3.24%	Healthcare
H&R Block	3.22%	Consumer Discretionary

Our thanks

As always, we continue to seek stocks that we believe are seasoned, undervalued and demonstrating signs of positive momentum. Thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker	Joseph Ledgerwood, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index, S&P Mid-Cap 400 Index and Russell Mid-Cap Value Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 31, 1998 and held through December 31, 2008. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholder,

What happened

During the second half of 2008, the economic landscape changed in two important ways. It became apparent that investors were not merely concerned about the solvency of a few major banks and brokerages, but it was the realization that the credit crisis, having expanded globally, would trigger a slowdown, not only in the US, but around the world, even to China, OPEC and other commodity-producing countries.

In this environment, the prices of all assets fell, except the currencies and bonds of the strongest governments. This dynamic was generally reflected in the performance of the IMS Strategic Income Fund. The best returns were from the senior securities of the strongest companies. The worst returns were from the weakest, most leveraged companies, especially financials.

For the 6 months ended December 31, 2008, the Fund returned -34.12%. This is a painful number, even in the context of many markets doing worse over that period. All financial institutions needed to raise cash and were sellers of most assets. Buyers were scarce. Prices fell accordingly.

A Word About Yield

Despite a difficult climate, the Fund paid a dividend every month during the reporting period. Its 30-day SEC yield on December 31 was over 13%, and we believe the current monthly payout, which has averaged about 6 cents per share, is sustainable.

Hits & Misses

The Fund did best in common stocks. Our weighted average performance (before dividends) was about -16%, compared to the S&P 500 performance of -29% before dividends. The dispersion of individual stock results was huge. Worst were the bulk shippers (Excel -82%, Eagle -77%, both before dividends) on plummeting ship lease rates. Best were the airlines (AMR +114%, Jet Blue +36%) on plummeting fuel costs. In general, the outperformance in common stocks (versus the S&P 500) was due to overweighting in utilities, pharmaceuticals and telecoms.

Our high yield bonds also outperformed a comparable index. Our weighted average price return was -25% vs -29% for the Merrill Lynch High Yield Cash Pay Index (before dividends). Again, the dispersion of individual bond returns was huge. We sold Transmeridian (oil production) at a 21% price gain, and Oil and Gas Leasing was called at a 3% profit. The two bonds that lost the most ahead of default/restructuring were Bally Fitness (-99% before income) and Charter Communications (-76%).

Investment-grade bonds, preferred stock and international bonds underperformed our comparison indices, and contributed negatively to the Fund. It is remarkable that even investment-grade corporate bonds lost money over these six months. The Merrill Lynch Investment Grade corporate index returned -9% versus the Fund’s weighted average (price only) return of -16% (before dividends). Most of this underperformance was from two issues: a Lehman non inversion note (Lehman failed during the period and is currently in liquidation), and AIG, which is now under government management.

Preferred stocks are usually less volatile than common stock because they are senior. However, most of them are issued by financial companies, which have been hard hit in this environment. During the reporting period, we had increased the Fund’s holdings of preferred stocks since they were historically cheap. However, the huge amount of government support for Fannie Mae, Freddie Mac and Citigroup was senior to our preferred stock investments and seriously diluted their value. As a result, our Fannie and Freddie preferreds lost almost all their value. The weighted average price of our total preferred holdings returned -37% vs -28% for the Merrill Lynch Fixed Rate Preferred Index.

The Fund’s emerging market bonds were down 55% on average, compared to the Merrill Lynch Global Emerging Market Bond Index, which was down 40% (before income). We did not hold any emerging market government bonds, which dominate the Index, and performed better than our corporate bonds.

Over this period, we were wary of selling into bad sentiment, since much of it was forced selling regardless of the company’s fundamentals. We selectively sold issues that had either good bids, or obvious governance or financing problems. This reflects our opinion that while in recession, the real US economy is not the disaster that many stock and bond prices seem to indicate.

Asset allocation

For your interest, below please find the largest sector weightings in the Fund as of December 31, 2008. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

Five Largest Sectors	% of Portfolio
High yield bonds	41%
Common stocks	21%
Investment-grade debt	16%
International debt	8%
Preferred stocks	7%

As always, we seek to balance the Fund’s goal of delivering high current income with a reasonable level of volatility by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment.

Thank you for investment in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker	Don Shute, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Lehman Brothers Aggregate Bond Index and the Merrill Lynch US Corporate Master Index are widely recognized unmanaged indices of fixed income prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2008. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Management’s Discussion and Analysis

Dear Shareholder,

The setting

In the last half of 2008, the financial markets experienced a stampede to safety, in other words, a broad-based selloff in any thing that was not backed by the U.S. Government. In many cases, the losses were of historic proportions. Perhaps even more surprising was how quickly prices collapsed. The U.S. stock market lost 40% of its value in just 9 weeks from September through November. Century-old financial institutions disappeared overnight. A commodity boom became a bust within 4 months and billionaire tycoons went from accumulating mansions to defaulting on their debts. These momentous and swift-moving changes resulted in the forced and panicked selling of assets and a flight to the safety of U.S. Treasuries. The Merrill Lynch U.S. Treasury Master Bond Index was up 11.49% but the losses for everything else were large: The Merrill Lynch Investment Grade Bond Index fell 6.05%, the Merrill Lynch High Yield Bond Index fell 25.29%, the S&P 500 stock index fell 28.48%, the Vanguard FTSE All-World Ex-US Index fell 39.77% and the MSCI Emerging Markets Index fell 47.25% during the first 6 months of 2008; all with dividends reinvested.

Highlights and lowlights

In this environment, the IMS Strategic Allocation Fund returned -29.07% for the 6 months ended December, compared to -17.92% for the Dow Jones US Moderate Relative Risk Index.

The Fund’s best performing equity holdings were in biotech and healthcare providers, down 7.5% and 20.3%, respectively. The Fund’s worst performing equities were its energy and emerging markets investments, which were down 57% and 45%, respectively. The Fund’s best and worst performing fixed income holdings were its cash equivalents, flat for the period plus income, and its Emerging Market Bond Fund, down about 40.5% plus income.

Trading

Trading activity for the period was as follows:

•

We increased our domestic growth stock weighting from 31% to 43% with an emphasis on large cap stocks to reflect our view that investors will reward above-average growth in earnings as the economy slows in the months ahead.

•	We reduced our international stock weighting from 18% to 0% to reflect our view that the U.S. market will continue to outperform the foreign markets.
•	We reduced our high yield bond weighting from 10% to 6.5% to lower risk.
•	We reduced our emerging markets bond weighting from 3% to 0.5% to lower risk.

Below are the top five asset allocations in the Fund as of December 31, 2008, as measured by the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

Asset Category	% of Portfolio

Large Cap Growth Stocks	19%
Mid Cap Growth Stocks	18%
Large Cap Value Stocks	16%
Cash	15%
Mid Cap Value Stocks	12%

Perspective

The financial markets’ meltdown last fall pushed down valuations of many asset categories to levels not seen in years, decades and, in some cases, ever. U.S. stocks have reached a price-to-earnings ratio (P/E) of about 11, less than half the average of the past two decades. Foreign P/E ratios, for both developed and emerging markets, are even lower. The prices of most bonds outside of Treasuries declined as well, resulting in extraordinarily high yields. We believe that this has created a tremendous profit opportunity once investor fear gives way to bargain hunting.

The Fed is flooding the system with money but, because commercial banks have so many past excesses remaining to write off, that liquidity is not being passed along or multiplied into the economy. This has been a major cloud hanging over the market. The good news is that the Fed will likely continue to inject cash into the system until the bank write-offs are done so, at some point, this money will need to find a home other than government bonds or cash deposits.

This is strong evidence that the worst may be over for now, but until investor confidence returns the market will remain in a holding pattern. History has proven time and again that sentiment can change “on a dime” once the market gets some positive momentum.

During prior economic downturns, once the Federal Reserve and government began expansive monetary and fiscal policies, it took some time for the stimulus to turn things around. Based on prior economic cycles and the start of the stimulus this time, we could see improvement in the U.S. economy as early as August. If this were to occur, the financial markets may be in the early stages of recovering already.

Outlook

We believe that the financial assets outside of U.S. Treasuries offer exceptional value and opportunity at this time. We believe that November 20 marked the bottom and the market has been building a base since then. It appears that the “forced selling” has stopped.

Current market conditions are characterized by historically excessive investor fear (which is present at major market bottoms), very expansive monetary and fiscal policies (has historically led to the best performing time periods) and extremely undervalued stocks (the strongest bull markets are born from cheap valuations).

Because of all of the aforementioned reasons, we believe a strong market advance lies ahead. That does not mean we can’t retest the November market index lows in the very short term, or that the market will go straight up, but it does mean that we are seeing opportunity to make money in stocks that you only get a handful of times in your lifetime.

Thank you, as always, for your investment in the IMS Strategic Allocation Fund.

Sincerely,

Art Nunes, CMT	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Dow Jones US Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2008. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings– (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets. The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of fixed income and equity securities that produce current income.

Fund Holdings– (Unaudited) - continued

1As a percent of net assets. Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund’s assets among three broad classes: equities, fixed income and companies that invest in real estate (such as REITs).

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses– (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual Expenses

The first line of the table on page 14 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

 You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Strategic Allocation Fund were 1.61%, 1.75%, and 2.07%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund Schedule of Investments - (unaudited) December 31, 2008

Common Stocks - 97.58%	Shares	Value

Banks & Financial Services - 14.21%
Astoria Financial Corp.	67,000	$ 1,104,160
FirstMerit Corp.	59,500	1,225,105
Huntington Bancshares, Inc.	211,900	1,623,154
Northern Trust Corp.	30,500	1,590,270
Old National Bancorp.	130,000	2,360,800
Pacific Capital Bancorp	135,000	2,278,800
SEI Investments Co.	96,200	1,511,302
		11,693,591

Biological Products - 2.23%
Biogen Idec, Inc. (a)	38,600	1,838,518

Bituminous Coal & Lignite Surface Mining - 0.78%
Massey Energy Co. (a)	46,500	641,235

Builders - 9.52%
Granite Construction, Inc.	27,800	1,221,254
M.D.C. Holdings, Inc.	44,200	1,339,260
Meritage Homes Corp. (a)	120,000	1,460,400
Pulte Homes, Inc.	121,400	1,326,902
Toll Brothers, Inc. (a)	116,200	2,490,166
		7,837,982

Communications - 2.88%
CenturyTel, Inc.	86,700	2,369,511

Computer Related Services & Equipment - 14.55%
Check Point Software Technologies, Ltd. (a)	134,600	2,556,054
Citrix Systems, Inc. (a)	78,200	1,843,174
Computer Sciences Corp. (a)	51,200	1,799,168
Emulex Corp. (a)	119,500	834,110
Intuit, Inc. (a)	87,700	2,086,383
United Online, Inc.	207,400	1,258,918
VeriSign, Inc. (a)	83,800	1,598,904
		11,976,711

Drilling Oil & Gas Wells - 1.34%
Helmerich & Payne, Inc.	48,600	1,105,650

Electrical Components - 1.12%
Avnet, Inc. (a)	50,500	919,605

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Schedule of Investments - (unaudited) December 31, 2008

Common Stocks - 97.58% - continued	Shares	Value

Entertainment - 2.51%
Marvel Entertainment, Inc. (a)	67,200	$ 2,066,400

Food & Beverage - 5.51%
Del Monte Foods Co.	193,900	1,384,446
JM Smucker Co./The	30,300	1,313,808
Tyson Foods, Inc. - Class A	209,900	1,838,724
		4,536,978

Healthcare - 6.01%
Gentiva Health Services, Inc. (a)	75,700	2,214,982
Hill-Rom Holdings, Inc.	64,700	1,064,962
LifePoint Hospitals, Inc. (a)	73,000	1,667,320
		4,947,264

Industrial Organic Chemicals - 1.15%
NewMarket Corp.	27,000	942,570

Insurance - 7.58%
AON Corp.	63,800	2,914,384
First American Corp.	61,100	1,765,179
HCC Insurance Holdings, Inc.	58,300	1,559,525
		6,239,088

Miscellaneous Manufacturing Industries - 1.31%
Hillenbrand, Inc.	64,700	1,079,196

Personal Services - 7.14%
Equifax, Inc.	69,200	1,835,184
H&R Block, Inc.	116,800	2,653,696
Service Corporation International	278,700	1,385,139
		5,874,019

Pharmaceutical Goods - 6.43%
King Pharmaceuticals, Inc. (a)	251,300	2,668,806
Watson Pharmaceuticals, Inc. (a)	98,900	2,627,773
		5,296,579

Plastic Products - 0.96%
Newell Rubbermaid, Inc.	81,000	792,180

Refuse Systems - 2.42%
Republic Services, Inc.	80,300	1,990,637

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Schedule of Investments - (unaudited) December 31, 2008

Common Stocks - 97.58% - continued	Shares	Value

Retail - 3.45%
Safeway, Inc.	119,300	$ 2,835,761

Trucking - 1.64%
Heartland Express, Inc.	85,700	1,350,632

Utility - 3.25%
TECO Energy, Inc.	216,400	2,672,540

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.59%
Patterson Companies, Inc. (a)	70,000	1,312,500

TOTAL COMMON STOCKS (Cost $96,345,157)		80,319,147

Real Estate Investment Trusts - 2.48%
Mid-America Apartment Communities, Inc.	55,000	2,043,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,788,703)		2,043,800

TOTAL INVESTMENTS (Cost $99,133,860) - 100.06%		$ 82,362,947

Liabilities in excess of cash and other assets - (0.06)%		(53,656)

TOTAL NET ASSETS - 100.00%		$ 82,309,291
(a) Non-income producing.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments - (unaudited) December 31, 2008

Common Stocks - 20.43%	Shares	Value

Banks - 2.53%
Bank of America Corp.	17,600	$ 247,808
Citigroup, Inc.	33,200	222,772
Wells Fargo & Co.	17,800	524,744
		995,324
Deep Sea Foreign Transportation of Freight - 2.06%
Eagle Bulk Shipping, Inc.	44,500	303,490
Excel Maritime Carriers Ltd.	29,842	210,088
General Maritime Corp.	27,537	297,403
		810,981

Electric Services - 0.91%
Pepco Holdings, Inc.	20,200	358,752

Food & Beverage - 2.87%
B&G Foods, Inc.	41,000	424,350
ConAgra Foods, Inc.	42,700	704,550
		1,128,900

Pharmaceutical Preparations - 7.82%
AstraZeneca PLC (b)	20,200	828,806
Bristol-Myers Squibb Co.	36,000	837,000
Eli Lilly & Co.	16,800	676,536
Pfizer, Inc.	41,400	733,194
		3,075,536

Rolling, Drawing and Extruding of Nonferrous Metals - 0.71%
RTI International Metals, Inc. (a)	19,500	279,045

Telephone Communications - 3.53%
AT&T, Inc.	23,500	669,750
Verizon Communications, Inc.	21,200	718,680
		1,388,430

TOTAL COMMON STOCKS (Cost $14,429,683)		8,036,968

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments - (unaudited) December 31, 2008

Preferred Securities - 7.94%	Shares	Value

Preferred Securities - 6.91%
Citigroup Capital IX, 6.000%	45,000	$ 654,300
Dillards Capital Trust I, 7.500%	41,700	264,795
Freddie Mac - Series W, 5.660% (a)	50,000	25,000
Hillman Group Capital Trust, 11.600%	49,400	602,680
Western United Holding - Series A, 6.260% (a) (c) (i)	74,836	1,170,435
		2,717,210

Convertible Preferred Securities - 1.03%
Fannie Mae - Series 08-1, 8.750% (a)	17,200	18,060
Felcor Lodging Trust, Inc. - Series A, $1.95	57,400	387,450
		405,510

TOTAL PREFERRED SECURITIES (Cost $7,849,381)		3,122,720

Income Trusts - 3.00%

Oil Royalty Trusts - 1.71%
Harvest Energy Trust	35,000	306,950
Penn West Energy Trust	33,017	367,149
		674,099

Business Trusts - 1.29%
Keystone North America, Inc.	158,000	508,108

TOTAL INCOME TRUSTS (Cost $2,944,793)		1,182,207

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments - (unaudited) December 31, 2008
	Principal
Corporate Bonds - 50.73%	Amount	Value

Alltel Corp., 7.875%, 07/01/2032	$ 1,750,000	$ 1,715,000
American Airlines, Inc., 9.730%, 09/29/2014 (d) (i)	1,300,000	455,000
American International Group, Inc., 9.000%, 02/28/2028 (f) (i)	1,000,000	660,000
AMH Holdings, Inc., 0.000%, 03/01/2014 (f)	3,200,000	1,792,000
Amkor Technologies, Inc., 9.250%, 06/01/2016	1,600,000	936,000
Atlantic Express Transportation Corp., 11.626%, 04/15/2012 (f)	1,500,000	592,500
Bally Total Fitness Holding Corp., 13.000%, 07/15/2011	1,052,500	7,894
Bridgemill Finance LLC, 8.000%, 07/15/2017 (g) (i)	1,400,000	1,190,000
CCH I LLC, 11.000%, 10/01/2015	1,761,000	316,980
Eurofresh, Inc., 11.500%, 01/15/2013 (g)	2,500,000	612,500
Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (i)	1,000,000	950,000
Forster Drilling Corp., 10.000%, 01/15/2013 (g)	910,000	787,150
Intcomex, Inc., 11.750%, 01/15/2011 (i)	1,300,000	611,000
J.B. Poindexter & Co., 8.750%, 03/15/2014	2,000,000	1,100,000
Lehman Brothers Holdings, 8.500%, 05/23/2022 (e) (f)	1,000,000	100,000
Leiner Health Products, Inc., 11.000%, 06/01/2012 (e)	1,500,000	78,750
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	810,000
Mercer International, Inc., 9.250%, 02/15/2013	1,750,000	883,750
Morgan Stanley, 9.000%, 05/19/2028 (f) (i)	1,100,000	913,000
North Atlantic Trading Co. Inc., 10.000%, 03/01/2012 (g)	2,000,000	1,110,000
O&G Leasing, LLC, 9.250%, 05/15/2012 (g) (i)	1,630,000	1,548,500
Plaza Land Condo Association, Inc., 8.000%, 10/15/2026 (g) (i)	420,000	336,000
Ply Gem Industries, Inc., 9.000%, 02/15/2012	3,000,000	735,000
Rite Aid Corp., 9.500%, 06/15/2017	1,800,000	634,500
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,500,000	960,000
Ziff Davis Media, Inc., 9.239%, 05/01/2012 (e) (f) (i)	1,200,000	120,000

TOTAL CORPORATE BONDS (Cost $39,175,968)		19,955,524

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments - (unaudited) December 31, 2008
	Principal
	Amount	Value

Foreign Bonds Denominated in US Dollars - 14.89%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (g)	$ 863,000	$ 340,885
BNP Paribas, 9.250%, 10/26/2027 (f) (i)	1,700,000	1,496,000
BSP Finance BV, 10.750%, 11/01/2011	800,000	400,000
Earls Eight Ltd., 6.500%, 12/31/2012 (f) (g) (i)	1,703,243	340,648
Fortis Bank Luxembourg Finance S.A., 7.500%, 04/06/2020 (f) (i)	1,000,000	810,000
Industrias Unidas S.A, 11.500%, 11/15/2016 (g)	2,250,000	573,750
International Bank for Reconstruction and Development, 8.500%, 11/29/2027 (f) (i)	1,200,000	1,080,000
Katanga Mining, Ltd., 14.000%, 11/30/2013	1,628,295	652,901
New Asat (Finance), Ltd., 9.250%, 02/01/2011	1,500,000	165,000

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $12,034,180)		5,859,184

Certificates of Deposit - 0.11%

Summit Securities CD, 8.50%, 11/29/2007 (a) (h) (i)	250,000	19,600
Summit Securities CD, 8.50%, 12/26/2007 (a) (h) (i)	300,000	23,520

TOTAL CERTIFICATES OF DEPOSIT (Cost $483,921)		43,120

Exchange-Traded Funds - 1.49%	Shares

iShares S&P Midcap 400 Index Fund	11,000	586,630

TOTAL EXCHANGE-TRADED FUNDS (Cost $951,170)		586,630

Mutual Funds - 2.52%

BlackRock Floating Rate Income Strategies Fund, Inc.	113,000	989,880

TOTAL MUTUAL FUNDS (Cost $1,803,889)		989,880

TOTAL INVESTMENTS (Cost $79,672,985) - 101.11%		$ 39,776,233

Liabilities in excess of cash and other assets - (1.11)%		(437,970)

TOTAL NET ASSETS - 100.00%		$ 39,338,263

(a) Non-income producing.

(b) American Depositary Receipt.

(c) As of December 31, 2008, subsidiary companies have filed bankruptcy.

(d) Asset-backed security.

(e) Issue is in default.

(f) Variable rate security; the rate shown represents the rate at December 31, 2008.

(g) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.

(h) As of December 31, 2008, company has filed bankruptcy. All interest and principal payments have been halted.

(i) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Schedule of Investments - (unaudited) December 31, 2008

	Principal
Corporate Bonds - 6.81%	Amount	Value

American Airlines, Inc., 9.730%, 09/29/2014 (a) (e)	$ 200,000	$ 70,000
AMH Holdings, Inc., 0.000%, 03/01/2014 (b)	300,000	168,000
Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (e)	260,000	247,000
Leiner Health Products, Inc., 11.000%, 06/01/2012 (d)	200,000	10,500
Mercer International, Inc., 9.250%, 02/15/2013	200,000	101,000
O&G Leasing, LLC, 15.000%, 05/15/2012 (c)	150,000	135,750

TOTAL CORPORATE BONDS (Cost $1,258,826)		732,250

Foreign Bonds Denominated in US Dollars - 0.47%

Industrias Unidas S.A., 11.500%, 11/15/2016 (c)	200,000	51,000

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $186,854)		51,000

Exchange-Traded Funds - 76.84%	Shares

iShares Dow Jones U.S. Financial Sector Index Fund	2,100	95,025
iShares Dow Jones U.S. Healthcare Providers Index	3,150	112,612
iShares Dow Jones U.S. Home Construction Index Fund	16,400	160,884
iShares Dow Jones U.S. Real Estate Index Fund	2,600	96,798
iShares Dow Jones U.S. Technology Sector Index Fund	6,200	219,046
iShares Dow Jones U.S. Transportation Average Index Fund	1,900	120,289
iShares Morningstar Mid Growth Index Fund	4,800	256,032
iShares Nasdaq Biotechnology Index Fund	2,000	142,100
iShares Russell 2000 Growth Index Fund	5,600	284,816
iShares S&P 100 Index Fund	27,000	1,166,400
iShares S&P 500 Value Index Fund	15,100	682,218
iShares S&P MidCap 400 Growth Index Fund	10,600	587,770
iShares S&P MidCap 400/BARRA Value Index Fund	12,500	628,500
iShares S&P North American Technology-Semiconductors Index Fund	3,400	96,458
iShares S&P SmallCap 600/BARRA Growth Index Fund	6,600	294,096
PowerShares DWA Technical Leaders Portfolio	72,000	1,054,080
PowerShares QQQ	24,100	716,734
Rydex S&P Equal Weight Energy Fund	3,700	129,759
Rydex S&P Equal Weight Fund	46,800	1,301,040
SPDR KBW Bank Fund	5,500	121,055

TOTAL EXCHANGE-TRADED FUNDS (Cost $12,392,054)		8,265,712

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Schedule of Investments - (unaudited) December 31, 2008

Money Market Securities - 15.26%	Shares	Value

Federated Prime Obligations Fund - Institutional Shares, 1.95% (b)	1,642,012	$ 1,642,012

TOTAL MONEY MARKET SECURITIES (Cost $1,642,012)		1,642,012

TOTAL INVESTMENTS (Cost $15,479,746) - 99.38%		$ 10,690,974

Other assets less liabilities - 0.62%		66,606

TOTAL NET ASSETS - 100.00%		$ 10,757,580

(a) Asset-backed security.
(b) Variable rate security; the rate shown represents the coupon at December 31, 2008.
(c) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(d) Issue is in default.
(e) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds Statements of Assets and Liabilities - (unaudited) December 31, 2008

	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Assets
Investments in securities:
At cost	$ 99,133,860	$ 79,672,985	$ 15,479,746
At value	$82,362,947	$ 39,776,233	$10,690,974

Dividends receivable	116,631	103,633	925
Receivable for fund shares sold	95,858	-	66,865
Receivable for investments sold	2,443,019	-	-
Prepaid expenses	6,307	10,072	2,168
Interest receivable	1,606	1,171,892	25,246
Total assets	85,026,368	41,061,830	10,786,178

Liabilities
Payable to advisor (a)	83,776	43,209	11,595
Accrued expenses	13,175	14,441	8,266
Payable to administrator, fund accountant, & transfer agent	26,640	13,734	2,806
Payable to trustees and officers	510	29	335
Payable to custodian	2,518,754	1,517,393	724
Payable for fund shares purchased	74,222	134,761	4,872
Total liabilities	2,717,077	1,723,567	28,598

Net Assets	$82,309,291	$ 39,338,263	$ 10,757,580

Net Assets consist of:
Paid in capital	$116,502,624	$ 88,766,997	$ 16,956,873
Accumulated undistributed net investment income (loss)	206,317	227,156	47,411
Accumulated net realized gain (loss) on investments	(17,628,737)	(9,759,135)	(1,457,932)
Net unrealized appreciation (depreciation) on investments and currency	(16,770,913)	(39,896,755)	(4,788,772)

Net Assets	$82,309,291	$39,338,263	$ 10,757,580

Shares outstanding	7,314,202	7,085,370	1,514,501
(unlimited number of shares authorized)

Net asset value and offering
price per share	$ 11.25	$ 5.55	$7.10

Redemption price per share (b)	$ 11.19	$5.52	$7.06

(a) See Note 3 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds Statements of Operations - (unaudited) For the six month period ended December 31, 2008

	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Investment Income
Dividend income (net of foreign withholding tax of $14,684,
$26,356, and $0, respectively)	$ 1,044,397	$ 962,493	$ 93,621
Interest income	34,898	2,761,611	136,187
Total Income	1,079,295	3,724,104	229,808

Expenses
Investment advisor fees (a)	657,690	387,428	91,552
Administration expenses	99,610	67,159	15,876
Transfer agent expenses	50,751	23,914	13,122
Printing expenses	10,771	7,209	953
Registration expenses	10,648	8,298	1,889
Custodian expenses	9,366	9,704	1,456
Legal expenses	8,729	9,725	8,249
Insurance expenses	7,910	5,753	719
Audit expenses	7,805	8,031	7,760
CCO expenses	3,153	3,506	2,978
Trustee expenses	2,845	2,914	2,914
Pricing expenses	2,570	4,261	1,989
Miscellaneous expenses	1,130	1,129	1,166
Total expenses	872,978	539,031	150,623
Net expenses	872,978	539,031	150,623
Net Investment Income (Loss)	206,317	3,185,073	79,185

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(17,641,787)	(4,985,241)	(1,401,182)
Net realized gain (loss) on the translation of foreign currencies	-	732	-
Capital gain distributions from underlying investments	13,158	-	-
Change in unrealized appreciation (depreciation) on investments	(19,552,854)	(22,721,582)	(3,798,095)
Net realized and unrealized gain (loss) on investment securities	(37,181,483)	(27,706,091)	(5,199,277)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (36,975,166)	$(24,521,018)	$ (5,120,092)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Statements of Changes in Net Assets

	Six months ended
	December 31, 2008	Year ended
	(unaudited)	June 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment gain (loss)	$ 206,317	$ (172,500)
Net realized gain (loss) on investments	(17,641,787)	10,844,214
Capital gain distributions from underlying investments	13,158	6,579
Change in unrealized appreciation (depreciation) on investments	(19,552,854)	(41,064,066)
Net increase (decrease) in net assets resulting from operations	(36,975,166)	(30,385,773)

Distributions
From net realized gain	(10,699,369)	(7,563,434)
Total distributions	(10,699,369)	(7,563,434)

Capital Share Transactions
Proceeds from shares sold	5,804,369	19,770,314
Reinvestment of distributions	10,402,145	7,269,286
Amount paid for shares repurchased	(21,030,453)	(47,531,636)
Proceeds from redemption fees	2,451	3,597
Net increase (decrease) in net assets resulting
from share transactions	(4,821,488)	(20,488,439)
Total Increase (Decrease) in Net Assets	(52,496,023)	(58,437,646)

Net Assets
Beginning of period	134,805,314	193,242,960

End of period	$ 82,309,291	$ 134,805,314

Accumulated undistributed net investment income
included in net assets at end of period	$ 206,317	$ -

Capital Share Transactions
Shares sold	407,386	984,636
Shares issued in reinvestment of distributions	980,410	375,092
Shares repurchased	(1,454,592)	(2,442,034)

Net increase (decrease) in capital shares	(66,796)	(1,082,306)

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Statements of Changes in Net Assets

	Six months ended
	December 31, 2008	Year ended
	(unaudited)	June 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 3,185,073	$ 8,960,103
Net realized gain (loss) on investments	(4,985,241)	(4,814,942)
Net realized gain (loss) on the translation of foreign currencies	732	(28,972)
Change in unrealized appreciation (depreciation)
on investments	(22,721,582)	(18,813,452)
Net increase (decrease) in net assets resulting from operations	(24,521,018)	(14,697,263)

Distributions
From net investment income	(3,063,403)	(9,040,489)
From net realized gain	-	(2,341,725)
Total distributions	(3,063,403)	(11,382,214)

Capital Share Transactions
Proceeds from shares sold	2,686,920	35,387,250
Reinvestment of distributions	2,847,592	9,822,747
Amount paid for shares repurchased	(20,594,068)	(43,311,243)
Proceeds from redemption fees	1,568	10,332
Net increase in net assets resulting
from share transactions	(15,057,988)	1,909,086
Total Increase (Decrease) in Net Assets	(42,642,409)	(24,170,391)

Net Assets
Beginning of period	81,980,672	106,151,063

End of period	$ 39,338,263	$ 81,980,672

Accumulated undistributed net investment income
included in net assets at end of period	$ 227,156	$ 105,856

Capital Share Transactions
Shares sold	396,243	3,332,602
Shares issued in reinvestment of distributions	401,529	974,557
Shares repurchased	(2,947,198)	(4,348,646)

Net increase (decrease) in capital shares	(2,149,426)	(41,487)

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Statements of Changes in Net Assets

	Six months ended
	December 31, 2008	Year ended
	(unaudited)	June 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 79,185	$ 394,575
Net realized gain (loss) on investments	(1,401,182)	971,400
Capital gain distributions from underlying investments	-	13,736
Change in unrealized appreciation (depreciation) on investments	(3,798,095)	(4,013,207)
Net increase (decrease) in net assets resulting from operations	(5,120,092)	(2,633,496)

Distributions
From net investment income	(280,950)	(332,171)
From net realized gain	(939,322)	(1,542,990)
Total distributions	(1,220,272)	(1,875,161)

Capital Share Transactions
Proceeds from shares sold	409,732	2,628,641
Reinvestment of distributions	1,219,257	1,873,126
Amount paid for shares repurchased	(2,653,756)	(2,023,806)
Proceeds from redemption fees	4	96
Net increase (decrease) in net assets resulting
from share transactions	(1,024,763)	2,478,057
Total Increase (Decrease) in Net Assets	(7,365,127)	(2,030,600)

Net Assets
Beginning of period	18,122,707	20,153,307

End of period	$ 10,757,580	$ 18,122,707

Accumulated undistributed net investment income
included in net assets at end of period	$ 47,411	$ 249,177

Capital Share Transactions
Shares sold	50,697	213,871
Shares issued in reinvestment of distributions	177,475	151,670
Shares repurchased	(319,087)	(166,788)

Net increase (decrease) in capital shares	(90,915)	198,753

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Financial Highlights For a Fund share outstanding throughout each period
	Six months ended December 31, 2008 (Unaudited)
		Year ended	Year ended	Year ended	Year ended	Year ended
		June30, 2008	June30, 2007	June30, 2006	June30, 2005	June30, 2004

Selected Per Share Data
Net asset value, beginning of period	$18.26	$ 22.83	$19.73	$ 18.50	$ 17.95	$ 14.05
Income from investment operations
Net investment income (loss)	0.03	(0.02)	(0.02)	(0.02)	(0.06)	(0.10) (a)
Net realized and unrealized gain (loss) on investments	(5.40)	(3.62)	3.79	2.33	1.58	4.48
Total from investment operations	(5.37)	(3.64)	3.77	2.31	1.52	4.38

Less Distributions to shareholders:
From net realized gain	(1.64)	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)
Total distributions	(1.64)	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)

Paid in capital from redemption fees (b)	-	-	-	-	-	-

Net asset value, end of period	$11.25	$18.26	$22.83	$19.73	$ 18.50	$ 17.95

Total Return (c)	-28.88%(e)	-16.18%	19.53%	12.72%	8.66%	31.46%

Ratios and Supplemental Data
Net assets, end of period (000)	$82,309	$134,805	$ 193,243	$165,562	$ 91,373	$ 88,475
Ratio of expenses to average net assets	1.61%(f)	1.51%(d)	1.48%	1.48%	1.50%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.61% (f)	1.51%	1.52%	1.52%	1.62%	1.60%
Ratio of net investment income (loss) to
average net assets	0.38%(f)	(0.11)%	(0.07)%	(0.13)%	(0.37)%	(0.60)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.38% (f)	(0.11)%	(0.11)%	(0.17)%	(0.49)%	(0.61)%
Portfolio turnover rate	12.45%	45.94%	12.45%	28.98%	32.63%	46.69%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) On August 31, 2007 the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer has an expense limitation.
(e) Not Annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Financial Highlights For a Fund share outstanding throughout each period
	Six months ended December 31, 2008 (Unaudited)
		Year ended	Year ended	Year ended	Year ended	Period ended
		June30, 2008	June30, 2007	June30, 2006	June30, 2005	June30, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$11.44	$ 10.63	$ 10.36	$ 10.50	$11.10
Income from investment operations
Net investment income (loss)	0.39	0.88	0.80	0.68	0.71	0.60
Net realized and unrealized gain (loss) on investments	(3.35)	(2.32)	0.83	0.31	0.25	(0.56)
Total from investment operations	(2.96)	(1.44)	1.63	0.99	0.96	0.04

Less Distributions to shareholders:
From net investment income	(0.37)	(0.89)	(0.77)	(0.72)	(0.69)	(0.62)
From net realized gain	-	(0.23)	(0.05)	-(b)	(0.41)	(0.02)
Total distributions	(0.37)	(1.12)	(0.82)	(0.72)	(1.10)	(0.64)

Paid in capital from redemption fees (c)	-	-	-	-	-	-

Net asset value, end of period	$5.55	$8.88	$ 11.44	$10.63	$10.36	$10.50

Total Return (d)	-34.12%(e)	-13.33%	15.78%	9.90%	9.35%	0.33%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$39,338	$ 81,981	$106,151	$67,911	$64,012	$ 51,334
Ratio of expenses to average net assets	1.75% (f)	1.59%	1.59%	1.57%	1.64%	1.63%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.75% (f)	1.59%	1.59%	1.57%	1.64%	1.63%(f)
Ratio of net investment income (loss) to
average net assets	10.36% (f)	8.76%	7.20%	6.69%	6.83%	6.52%(f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	10.36% (f)	8.76%	7.20%	6.69%	6.83%	6.52%(f)
Portfolio turnover rate	5.54%	53.00%	135.38%	90.14%	110.64%	163.53%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.
(b) Capital gains distributed amounted to less than $0.005 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Financial Highlights For a Fund share outstanding throughout each period
	Six months ended December 31, 2008 (Unaudited)
		Year ended	Year ended	Year ended	Year ended	Year ended
		June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004

Selected Per Share Data
Net asset value, beginning of period	$11.29	$ 14.33	$12.67	$ 12.29	$12.30	$ 10.56
Income from investment operations
Net investment income (loss)	0.08	0.25	0.24	0.12	(0.05)	(0.15) (a)
Net realized and unrealized gain on investments	(3.39)	(1.98)	1.76	0.64	0.35	2.00
Total from investment operations	(3.31)	(1.73)	2.00	0.76	0.30	1.85

Less Distributions to shareholders:
From net investment income	(0.20)	(0.23)	(0.14)	(0.09)	-	-
From net realized gain	(0.68)	(1.08)	(0.20)	(0.21)	(0.31)	(0.11)
From return of capital	-	-	-	(0.08)	-	-
Total distributions	(0.88)	(1.31)	(0.34)	(0.38)	(0.31)	(0.11)

Paid in capital from redemption fees (b)	-	-	-	-	-	-

Net asset value, end of period	$7.10	$11.29	$14.33	$12.67	$12.29	$ 12.30

Total Return (c)	-29.07%(d)	-12.84%	16.00%	6.23%	2.37%	17.60%

Ratios and Supplemental Data
Net assets, end of period (000)	$10,758	$ 18,123	$20,153	$19,925	$23,242	$ 20,212
Ratio of expenses to average net assets	2.07% (e)	1.89%	1.92%	1.96%	1.96%	1.96%
Ratio of expenses to average net assets
before waiver & reimbursement	2.07% (e)	1.89%	1.92%	1.96%	1.96%	2.19%
Ratio of net investment income (loss) to
average net assets	1.09% (e)	2.08%	1.75%	1.00%	(0.48)%	(1.25)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	1.09% (e)	2.08%	1.75%	1.00%	(0.48)%	(1.48)%
Portfolio turnover rate	26.68%	59.66%	54.62%	55.15%	90.75%	146.64%

(a) Net investment loss per share is based on average shares outstanding during the period.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not Annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Notes to the Financial Statements

(Unaudited)

December 31, 2008

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Strategic Allocation Fund (the “Allocation Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund (collectively, the “Funds”) is one of a series of funds currently authorized by the Board. Each of the Value Fund, Income Fund and the Allocation Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Strategic Allocation Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Income Fund and the Strategic Allocation Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS Family of Funds

Notes to the Financial Statements - continued

(Unaudited)

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes – Effective December 31, 2007, the Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the six months ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2004.

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements – The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used to value the Capital Value Fund’s assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 82,362,947	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Significant Unobservable Inputs	$ -	$ -
Total	$ 82,362,947	$ -

*Other financial instruments include futures, forwards, and swap contracts.

The following is a summary of the inputs used to value the Strategic Income Fund’s assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 12,747,970	$ -
Level 2 – Other Significant Observable Inputs	$ 15,304,560	-
Level 3 – Significant Unobservable Inputs	$ 11,723,703	$ -
Total	$ 39,776,233	$ -
*Other financial instruments include futures, forwards, and swap contracts.

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Strategic Income Fund:

	Investments in Securities	Other Financial Instruments (OFI)	OFI – Market Value
Balance as of 06/30/2008	$ 8,323,169	$ -	$ -
Realized Gain (Loss)	$ (21,000)	* -	-
Change in unrealized appreciation (depreciation)	$ (1,517,139)	-	-
Net purchases (sales)	$ (747,827)	-	-
Transfers in and/or out of Level 3	$ 5,686,500	-	-
Balance as of 12/31/2008	$ 11,723,703	$ -	$ -

*The realized gain (loss) earned during the fiscal quarter ended December 31, 2008 for other financial instruments was $0.

The following is a summary of the inputs used to value the Strategic Allocation Fund’s assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 9,907,724	$ -
Level 2 – Other Significant Observable Inputs	$ 466,250	$ -
Level 3 – Significant Unobservable Inputs	$ 317,000	$ -
Total	$ 10,690,974	$ -
*Other financial instruments include futures, forwards, and swap contracts.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Strategic Allocation Fund:

	Investments in Securities	Other Financial Instruments (OFI)	OFI – Market Value
Balance as of 06/30/08	$ 358,000	$ -	$ -
Realized Gain (Loss)	-	* -	-
Change in unrealized appreciation (depreciation)	$ (41,000)	-	-
Net purchases (sales)	-	-	-
Transfers in and/or out of Level 3	-	-	-
Balance as of 12/31/2008	$ 317,000	$ -	$ -

*The realized gain (loss) earned during the fiscal quarter ended December 31, 2008 for other financial instruments was $0.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions -The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.21% of the average daily net assets of the Value Fund and 1.26% of the average daily net assets of the Income Fund and Allocation Fund. For the six months ended December 31, 2008, the Advisor earned fees, before waiver, of $657,690, $387,428 and $91,552 from the Value Fund, Income Fund and Allocation Fund, respectively.

The Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each of the Income Fund and Allocation Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) of each Fund at 1.96% of average daily net assets with respect to the Income Fund and Allocation Fund, through August 31, 2008. There were no waivers of fees during the six months ended December 31, 2008. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. The amounts subject to repayment by the Value Fund, pursuant to the aforementioned conditions, at June 30, 2008, are as follows:

		To be repaid
Fund	Amount	by June 30,

Value Fund	$ 44,490	2009
	68,622	2010
	7,384	2011

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The above amounts cannot be repaid if the payments result in the expense ratio of the Value Fund exceeding 1.48%. At December 31, 2008, the Advisor was owed $83,776, $43,209 and $11,595 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended December 31, 2008, Unified earned fees of $99,610, $67,159, and $15,876 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative, fund accounting and transfer agency services. For the six months ended December 31, 2008, Unified was reimbursed $50,751, $23,914 and $13,122 by the Value Fund, Income Fund and Allocation Fund, respectively, for out-of-pocket expenses. At December 31, 2008, Unified was owed $13,874, $10,222, and $859 by the Value Fund, Income Fund and Allocation Fund, respectively for administrative services and $12,766, $3,512 and $1,947 from the Value Fund, Income Fund and Allocation Fund, respectively, for reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the six months ended December 31, 2008, the Custodian earned fees of $9,366, $9,704 and $1,456 for custody services provided to the Value Fund, Income Fund, and Allocation Fund respectively. At December 31, 2008, the Value Fund, Income Fund, and Allocation Fund owed $12,172, $11,537 and $724, respectively to the Custodian for custody services.

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2008.

NOTE 4. INVESTMENTS

For the six months ended December 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Allocation
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	13,430,471	3,264,429	3,153,766
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	29,321,604	14,327,847	3,898,495

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 4. INVESTMENTS - continued

As of December 31, 2008, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value	Income	Allocation
	Fund	Fund	Fund
Gross Appreciation	$ 4,013,141	$ 138,251	$ 21,304
Gross (Depreciation)	(20,784,054)	(40,035,003)	(4,810,076)

Net Appreciation (Depreciation)
on Investments	$(16,770,913)	$(39,896,752)	$(4,788,772)

At December 31, 2008, the aggregate cost of securities, for federal income tax purposes was $99,133,860, $79,672,985 and $15,479,746 for the Value Fund, Income Fund, and Allocation Fund, respectively.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2008, National Financial Securities Corp. (“National Financial”) held 47.21% of the Value Fund, 50.71% of the Income Fund, and 86.96% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 14, 2007, the Value Fund paid a long-term capital gain distribution of $0.9304 per share to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended June 30, 2008 and 2007 was as follows:

	2008	2007
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	7,563,434	5,562,084
	$ 7,563,434	$ 5,562,084

On December 29, 2008, the Value Fund paid a long-term capital gain distribution of $1.6374 per share or $10,699,369 to shareholders on record on December 26, 2008.

Income Fund. For the fiscal year ended June 30, 2008, the Income Fund paid monthly income distributions totaling $0.8900 per share. On December 14, 2007, the Income Fund paid a long-term capital gain distribution of $0.0798 per share and a short-term capital gain distribution of $0.1485 per share to shareholders of record on December 13, 2007.

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

The tax characterization of distributions for fiscal years ended June 30, 2008 and 2007 was as follows:

	2008	2007
Ordinary Income	$ 9,040,489	$ 5,703,409
Short-term Capital Gain	1,523,198	-
Long-term Capital Gain	818,527	351,490
	$ 11,382,214	$ 6,054,899

During the six months ended December 31, 2008 the Income Fund paid monthly income distributions totaling $0.3700 or $3,063,403.

Allocation Fund. On December 14, 2007, the Allocation Fund paid a long-term capital gain distribution of $1.0509 per share, a short-term capital gain distribution of $0.0291 per share, and an income distribution of $0.2325 per share to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended June 30, 2008 and 2007 was as follows:

	2008	2007
Ordinary Income	$ 332,171	$ 219,698
Short-term Capital Gain	41,575	-
Long-term Capital Gain	1,501,415	302,027
	$ 1,875,161	$ 521,725

On December 29, 2008, the Allocation Fund paid a long-term capital gain distribution of $0.6767 per share or $939,622 and an income distribution of $0.2024 per share or $280,950 to shareholders on record on December 26, 2008.

As of June 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Allocation
	Fund	Fund	Fund

Undistributed ordinary income	$ -	$ 122,070	$ 197,976
Undistributed long-term capital gain	10,699,262	-	939,361
Capital Loss Carryforward	-	(1,678,970)	-
Unrealized appreciation (depreciation)	2,798,100	(20,287,413)	(996,266)
	$ 13,497,362	$ (21,844,313)	$ 141,071

As of June 30, 2008, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses. For the Value Fund, the difference between distributable earnings noted above and book basis net assets is attributable to differences in the character of income generated from certain underlying investments.

IMS Family of Funds

Notes to the Financial Statements – continued

(Unaudited)

December 31, 2008

NOTE 8. CAPITAL LOSS CARRYFORWARDS

At June 30, 2008, the Income Fund had available for federal tax purposes unused capital loss carryforwards of $1,678,970. This carryforward expires as follows:

Expires June 30,	Amount
2016	$ 1,678,970

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 9. RESTRICTED SECURITIES

The Income Fund and the Allocation Fund have acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At December 31, 2008, the aggregate value of such securities amounted to $6,839,433 for the Income Fund and $186,750 for the Allocation Fund. The values amount to 17.39% and 1.74% of the net assets of the Income Fund and the Allocation Fund, respectively. 64% of the restricted securities owned by the Income Fund are valued using quoted market prices. The other 36% are valued according to fair valuation procedures approved by the Trust. 100% of restricted securities owned by the Allocation Fund are valued using quoted market prices. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Rd. Ste. 150

Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of February 23, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the  Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*____/s/ Anthony Ghoston __________________

Anthony Ghoston, President

Date	03/06/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*____/s/ Anthony Ghoston______________

Anthony Ghoston, President

Date	03/06/09

By

*___/s/ Christopher E. Kashmerick_________________________

Christopher E. Kashmerick, Treasurer

Date	03/06/09